FIRST AMENDMENT

                                       TO

                AMENDED AND RESTATED ACQUISITION AGREEMENT AMONG
             SGI INTERNATIONAL, BLUEGRASS COAL DEVELOPMENT COMPANY
                           AND AMERICOAL DEVELOPMENT
                                     COMPANY

This First Amendment to the Amended and Restated Acquisition Agreement
Among SGI International, Bluegrass Coal Development Company And Americoal Development Company (the "First Amendment"), is entered into by and between SGI International ("SGI"), Bluegrass Coal Development Company ("Bluegrass") and Americoal Development Company ("Americoal") effective as of March 28, 2000 (the "Effective Date"). The First Amendment amends in certain particulars the Amended and Restated Acquisition Agreement Among SGI International, Bluegrass Coal Development Company And Americoal Development Company (the "Acquisition Agreement") that was entered into effective December 9, 1999. Bluegrass and Americoal are hereafter referred to collectively as "Sellers".

                                    RECITALS

A. The Acquisition Agreement provided Sellers with certain rights and privileges in the event that certain conditions had not been satisfied by March 31, 2000; and,

B. SGI has not satisfied all of the conditions that were required to be fulfilled by March 31, 2000, but has made significant progress to their being satisfied.

C. Based on that progress it is the expectation of SGI and Sellers that those conditions can be satisfied if an extension of the March 31, 2000 date to June 30, 2000 is provided by Sellers;

D. It is therefore the intent of the parties hereto to amend the March 31, 2000 date contained in the Acquisition Agreement and Exhibits thereto, such that the "March 31, 2000" date shall be restated to be "June 30, 2000" with all other terms and conditions of the Acquisition Agreement to remain in full force and effect, subject to the performance by SGI of the terms and conditions of this First Amendment.


                                   AGREEMENT

NOW THEREFORE, in consideration of the covenants and conditions of this Agreement the parties do hereby agree as follows:

1. Extension. SGI and Sellers hereby agree that in consideration of the premises contained herein and for other good and valuable consideration and in order to provide SGI with an extension of time to satisfy certain terms and conditions of the Acquisition Agreement, it shall be amended as follows:

The date "March 31, 2000", referred to in the Acquisition Agreement in Sections 3.1.1(c), 3.1.1(d), 3.1.2, 7.3, and 11.3(b) is hereby amended and replaced with the date "June 30, 2000."

2. Note Amendment . The date "March 31, 2000" appears in the Secured Non-Recourse Promissory Note dated December 9, 1999 referenced in a draft depicted as Exhibit 3.1D to the Acquisition Agreement. The parties hereby agree that the original Promissory Note (the "Note") of December 9, 1999 for the Principal Sum of $193,078 is hereby amended as follows: The date "March 31, 2000" as it appears in the Note is hereby amended and restated to be June 30, 2000, and any and all amounts due and payable under the Note are now due and payable on June 30, 2000. To the extent that the date "March 31, 2000" appears elsewhere in the Acquisition Agreement or in instruments that were originally referenced as exhibits to the Acquisition Agreement then that date shall also be amended and restated to be "June 30, 2000" in the executed original instruments.

3. Consideration for Extension. SGI shall pay Bluegrass the sum of $50,000 for the extension being provided for in this First Amendment. That payment shall be made as follows: $16,667 shall be paid to Bluegrass on April 1, 2000; $16,667 shall be paid to Bluegrass on May 1, 2000; and finally $16,666 shall be paid to Bluegrass on June 1, 2000.

4. Bond Costs. This extension of time as provided herein is granted on condition that SGI pay the cost of the bond obtained by Sellers to cover certain obligations under the ENCOAL Facility Use and Indemnity Agreement (the "Indemnity Agreement") dated December 11, 1998. SGI shall act on behalf of Sellers to obtain a reduction in the amount of bond coverage required under the Indemnity Agreement from $36,000,000 to $10,000,000 with the understanding that "time is of the essence." The costs for the bond for $10,000,000 are approximately $12,500 for the period March 31, 2000 through June 30, 2000. Therefore, SGI shall reimburse Bluegrass for the premium for such bond by paying it the sum of $12,500 as follows: $4,167 shall be paid to Bluegrass on April 1, 2000; $4,167 shall be paid to Bluegrass on May 1, 2000; and finally $4,166 shall be paid to Bluegrass on June 1, 2000.

5. No other Amendments. Except as stated herein, no other term or condition of the Acquisition Agreement shall be amended and all other terms and conditions contained in the Acquisition Agreement shall continue in full force and effect.

IN WITNESS WHEREOF the parties have executed this First Amendment by their duly authorized signatories as of the day and year first written above.

SGI INTERNATIONAL, INC.                 BLUEGRASS COAL DEVELOPMENT CO.


/s/ JAMES W. MAHLER                     /s/ ARTHUR R. THOMAS
--------------------------------        -------------------------------------
By: James W. Mahler                     By: Arthur R. Thomas
Title: Executive Vice President         Title: Attorney in Fact



AMERICOAL DEVELOPMENT CO.


/s/ ARTHUR R. THOMAS
---------------------------------
By: Arthur R. Thomas
Title: Attorney in Fact

To the extent the rights of Wyoming Coal Technology ("WCT") and AEI
Resources ("AEI") are affected by this First Amendment, WCT and AEI represent that they have each reviewed this First Amendment and consent to the terms and conditions listed therein.

WYOMING COAL TECHNOLOGY, INC.           AEI RESOURCES, INC.


/s/ ARTHUR R. THOMAS                    /s/ ARTHUR R. THOMAS
------------------------------          ----------------------------------
By: Arthur R. Thomas                    By: Arthur R. Thomas
Title: Attorney in Fact                 Title: Attorney in Fact